June 1, 2026

BNY MELLON ETF TRUST

-BNY Mellon High Yield ETF

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the "Portfolio Management" section in the summary prospectus and "Fund Summary – Portfolio Management" section in the prospectus:

Paul Benson, CFA, CAIA, Stephanie Shu, CFA and Justin Griffith, CFA, the primary portfolio managers of the fund, are jointly and primarily responsible for management of the fund. Mr. Benson and Ms. Shu have been primary portfolio managers of the fund since its inception in April 2020. Mr. Griffith has been a primary portfolio manager of the fund since June 2026. Mr. Benson is the Head of Systematic Fixed Income at INA. Ms. Shu is a Senior Portfolio Manager at INA. Mr. Griffith is a Portfolio Manager at INA.

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The following information supersedes and replaces the information in the first paragraph in the "Fund Details – Management – Portfolio Managers" section in the prospectus:

Paul Benson, CFA, CAIA, Stephanie Shu, CFA and Justin Griffith, CFA, are the fund's primary portfolio managers. Mr. Benson and Ms. Shu have been primary portfolio managers of the fund since its inception in April 2020. Mr. Griffith has been a primary portfolio manager of the fund since June 2026. Mr. Benson is the Head of Systematic Fixed Income at INA. He has been employed by INA or a predecessor company of INA since 2005. Ms. Shu is a Senior Portfolio Manager at INA. She has been employed by INA or a predecessor company of INA since 2000. Mr. Griffith is a Portfolio Manager at INA. He has been employed by INA since 2021. Prior to joining INA, Mr. Griffith was a technical assistant at Robertson Eadie & Associates.

4858STK0626

June 1, 2026

BNY MELLON ETF TRUST

-BNY Mellon High Yield ETF (BKHY)

Supplement to Current Statement of Additional Information (SAI)

The following information supplements the portfolio manager information contained in the "Certain Portfolio Manager Information" section of the SAI:

The following table lists the number and types of accounts advised by Justin Griffith, a primary portfolio manager of the BNY Mellon High Yield ETF, and assets under management in those accounts as of March 31, 2026.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Justin Griffith[1]	None	N/A	None	N/A	None	N/A

1 Because Mr. Griffith became a primary portfolio manager of BKHY as of June 1, 2026, his information is as of March 31, 2026.

The following table provides information on accounts managed (included within the table above) by Mr. Griffith that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Justin Griffith	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by Mr. Griffith as of March 31, 2026.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Justin Griffith[1]	BKHY	None

1 Because Mr. Griffith became a primary portfolio manager of BKHY as of June 1, 2026, his information is as of March 31, 2026.

ETFS-SAISTK0626